UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2021

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

Delaware	(MGM Growth Properties LLC)	001-37733	47-5513237
Delaware	(MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas,
NV
89135
(Address of principal executive offices - Zip Code)
(702)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
MGM Growth Properties LLC  ☐
MGM Growth Properties Operating Partnership LP  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
MGM Growth Properties LLC  ☐
MGM Growth Properties Operating Partnership LP  ☐

Item 8.01.	Other Events.
On March 10, 2021, MGM Growth Properties LLC (the “Company”) commenced an underwritten follow-on
public offering of 19,000,000 of its Class A shares representing limited liability company interests pursuant to a Registration Statement on Form
S-3
filed by the Company on May 18, 2020 (the “Offering”). As part of the Offering, the Company also intends to grant the underwriters a
30-day
overallotment option to purchase up to an additional 2,850,000 Class A shares.
The Company disclosed certain information to prospective investors in a preliminary prospectus supplement dated March 10, 2021. The Company is filing herewith such information, in the general form presented in the preliminary prospectus supplement, as Exhibit 99.1 to this Form
8-K,
and such information is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description

99.1	Excerpts from preliminary prospectus supplement of MGM Growth Properties LLC, dated March 10, 2021.

104	The cover page from the Registrants’ current report on Form 8-K dated March 10, 2021 has been formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: March 10, 2021	By:	/s/ Jessica Cunningham
	Name:	Jessica Cunningham
	Title:	Secretary
MGM Growth Properties Operating Partnership LP

Date: March 10, 2021	By:	/s/ Jessica Cunningham
	Name:	Jessica Cunningham
	Title:	Secretary